Exhibit 99.2

Fourth Quarter 2023 Earnings Supplemental March 12, 2024

This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 , regarding future events and the future results of the Company that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . This presentation has been prepared by the Company based on information it has obtained from sources it believes to be reliable . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of December 31 , 2023 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; the impact of COVID - 19 on the Company’s business and the global economy ; the war between Russia and the Ukraine and market volatility resulting from such conflict ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s expected leverage ; changes in the value of the Company’s loans ; the Company’s expected portfolio of loans ; the Company’s expected investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act ; the Company’s ability to qualify and maintain the Company’s qualification as a REIT for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the general economy . Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short time period . Chicago Atlantic Real Estate Finance, Inc. | 2 Important Disclosure Information

▪ Successful IPO in December 2021 (NASDAQ: REFI) ▪ Track record of identifying market inefficiencies, particularly where risk is fundamentally mispriced ▪ Ability to redeploy capital quickly ▪ Access to Sponsor’s leading cannabis lending platform as lead or co - lead ▪ Proprietary sourcing network and direct originations team ▪ Experienced and robust origination team responsible for sourcing and closing over $2.0B in credit facilities since 2019 ▪ Sizable and growing loan portfolio offering compelling risk - adjusted returns ▪ Diversified across operators, geographies and asset types with strong real estate collateral coverage as well as additional collateral Chicago Atlantic Real Estate Finance, Inc. | 3 Company Overview ~$620mm near - term pipeline under evaluation (1) $2.0B+ in loans closed since platform inception (1) 70+ cannabis loans closed across platform (1) $378.8mm current commitments (2) with substantial pipeline 19.4% gross portfolio yield (2) 1.5x real estate collateral coverage in current portfolio (2) Note: (1) As of March 1, 2024, includes potential syndications. (2) As of December 31, 2023

Investment Highlights Pioneer in cannabis lending with first - mover advantage Proprietary and extensive deal sourcing capabilities Differentiated investment approach Compelling opportunity in rapidly growing cannabis market Lender of choice to leading cannabis operators Chicago Atlantic Real Estate Finance, Inc. | 4

Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach Peter Sack (1) Co - CEO ▪ Former Principal at BC Partners Credit, leading their cannabis practice ▪ Former private equity investor, focusing on distressed industrial opportunities ▪ MBA from University of Pennsylvania’s Wharton School of Business and BA from Yale University Phil Silverman CFO ▪ Finance and accounting expert, with over 10 years of experience, focusing on financial reporting, operations, and internal controls within the asset management industry ▪ Previously served as CFO of Chicago Atlantic Group, LLC., the Company’s Sponsor, since January 2021 ▪ B.S in Finance from Indiana University and is CPA certified Andreas Bodmeier (1) President and CIO ▪ Underwritten over $500mm in cannabis credit transactions ▪ Former Principal of consulting firm focused on FX and commodity risk management ▪ Former Senior Advisor, U.S. Dept. of Health and Human Services ▪ PhD in Finance and MBA from Chicago Booth and MSc from Humboldt University (Berlin) John Mazarakis (1) Executive Chairman ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30 + units and 1 , 200 + employees ▪ MBA from Chicago Booth and BA from University of Delaware Tony Cappell (1) Co - CEO ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ Former Managing Director and Head of Underwriting at Stonegate Capital ▪ MBA from Chicago Booth and BA from University of Wisconsin 1 0 0 Y E AR S O F CO M BI N E D E X P E R I E N C E AND O V E R $ 8 BI L L I O N I N RE AL E S T AT E A ND C O M M E RCI A L C RE DI T Note: (1) Denotes member of Investment Committee Chicago Atlantic Real Estate Finance, Inc. | 5

Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Michael Steiner ▪ Current investor in Chicago Atlantic ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in distribution of petroleum products ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware Donald Gulbrandsen ▪ Current investor in Chicago Atlantic ▪ Founder and CEO of Gulbrandsen Companies, a holding company for specialty chemical manufacturing companies ▪ Products sold in over 45 countries ▪ Over 900 employees in 7 facilities worldwide ▪ BS in Chemical Engineering and BA in History from Cornell University Brandon Konigsberg ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business Jason Papastavrou ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and, previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Fredrick C. Herbst ▪ Audit Committee Chair ▪ Former CFO of Ready Capital (NYSE:RC) and Arbor Realty Trust (NYSE:ABR), two publicly traded, commercial mortgage REITs ▪ Former Managing Director of Waterfall Asset Management ▪ Former CFO of Clayton Holdings and The Hurst Companies ▪ CPA and BA in Accounting from Wittenberg University Chicago Atlantic Real Estate Finance, Inc. | 6

Investment Portfolio Activity $336.3 $313 .7 $315 .6 $344.7 $371 .3 $15.0 $14.2 $13.6 $11 .2 $7 .5 Q4 2022 Q1 2023 Q4 2023 Q2 2023 Q3 2023 Drawn Future Funding C OMMIT ME N T S (in millions) $ 351.3 $ 327.9 $ 329.2 $ 355.9 Weighted average yield to maturity of ~19.4% as of December 31, 2023 $378 .8 Chicago Atlantic Real Estate Finance, Inc. | 7

Portfolio Diversification Our portfolio is diversified across operators, geographies, and asset types P RI N CI P A L O UT S T AN D I NG (1) By Loan By Location 71 . 0% 7 . 3% 2 . 7% 18 . 9% R e t a il/ I n du st r i al Retail None I nd u s t r i al By Real Estate Collateral Type $356M Note: (1) As of December 31, 2023 16% 15% 14% 8% 7% 7% 7% 6% 6% 4% 2% 2% 0% 3% 3% Michigan Florida Illinois Arizona P en n s ylv an i a Massachusetts N e v ada Oregon Maryland Ohio Missouri New York Nebraska West Virginia Connecticut $356M 40 . 8% 25 . 7% 33 . 4% Top 5 Loans Next 5 Loans Remaining Loans Top 10 Loans = 66.6% of principal outstanding Chicago Atlantic Real Estate Finance, Inc. | 8 W A Loan Size = 5.8%

Portfolio Diversity (Continued) Our portfolio is diversified across operators, geographies, and asset types P RI N CI P A L O UT S T AN D I NG 1 By Operator Integration By Construction Component 2 1 . 0% 99 . 0% Construction No Construction $356M Note: (1) As of December 31, 2023 (2) Represents principal committed to fund greenfield construction (3) SSO = single state operator, MSO = multi - state operator 76 . 2% 23 . 8% Vertical Non - Vertical $356M Percentage of Real Estate Collateral by State and Operator Type 3 0 .0% 5 .0% 1 0. 0% 1 5. 0% 2 0. 0% 2 5. 0% 3 0. 0% AZ CT FL IL MA MD MI MO NE NY NV OH OR PA WV MSO SSO Chicago Atlantic Real Estate Finance, Inc. | 9

Loan Collateral Coverage 44.1% loan to enterprise value and 1.5x real estate collateral coverage RE A L E S T A T E C O L L A T E R A L CO V E R A G E (2) 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x Portfolio Weighted Average (1.5x) P R IN C IP A L B Y LTE V R A TIO (1) (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total loan principal outstanding divided by total value of collateral on a weighted average basis . (2) See page 18 for real estate collateral coverage by loan. Expressed as percentage of total carrying value, before reserve for current expected credit losses of $353.6 million as of December 31, 2023. $ - $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 20%< 21 - 40% 41 - 60% Portfolio Weighted Average (44.1%) 6 1 - 8 0% > 80% 14% Chicago Atlantic Real Estate Finance, Inc. | 10 16% 35% 11% 24% 0% 5% 1 0% 1 5% 2 0% 2 5% 3 0% 3 5% 4 0% < . 5 0x > 2 . 0x

Portfolio Overview[1] (as of December 31, 2023)

Loan	Location(s)	Initial Funding Date (1)	Maturity Date (2)	Total Commitment (3)	Principal Balance	Carrying Value	Percent of Portfolio	Future Fundings	Fixed/Floating	Cash Rate (4)	PIK Rate (4)	All-In Rate	YTM IRR (5)
1	Various	10/27/22	10/30/26	$ 30,000,000	$ 29,910,000	$ 29,274,344	8.3%	-	Floating	15.00% (6)	-	15.00%	17.3%
2	Michigan	1/3/22	12/31/24	35,891,667	38,810,119	38,729,046	11.0%	-	Floating	12.50% (7)	4.25%	16.75%	18.0%
3[(8)]	Various	3/25/21	11/29/24	14,240,129	20,657,606	20,481,909	5.8%	-	Floating	18.88% (6)	2.75%	40.50%	23.5%
4	Arizona	4/19/21	2/4/24	14,120,000	15,396,370	15,396,370	4.4%	-	Floating	20.25% (6)	20.25%	20.25%	25.9%
5	Massachusetts	4/19/21	4/30/25	3,500,000	3,194,180	3,194,180	0.9%	-	Floating	20.75% (6)	-	20.75%	22.8%
6	Michigan	8/20/21	2/20/24	6,000,000	4,264,421	4,263,886	1.2%	-	Floating	17.50% (6)	-	17.50%	20.8%
7	Illinois, Arizona	8/24/21	6/30/25	25,000,000	20,055,454	20,055,454	5.7%	-	Floating	14.50% (6)	2.00%	16.50%	19.5%
8	West Virginia	9/1/21	9/1/24	9,500,000	11,663,586	11,663,586	3.3%	-	Floating	17.75% (6)	2.00%	19.75%	25.1%
9[(9)]	Pennsylvania	9/3/21	6/30/24	15,000,000	16,402,488	16,402,488	4.6%	-	Floating	19.25% (6)	3.00%	22.25%	16.2%
11	Maryland	9/30/21	9/30/24	32,000,000	33,310,259	33,042,269	9.3%	-	Floating	17.25% (6)	2.00%	19.25%	22.0%
12	Various	11/8/21	10/31/24	20,000,000	8,710,222	8,657,616	2.4%	-	Floating	15.50% (6)	-	15.50%	19.5%
13	Michigan	11/22/21	11/1/24	13,100,000	13,392,094	13,332,846	3.8%	-	Floating	14.50% (6)	1.50%	16.00%	19.5%
14	Various	12/27/21	12/27/26	5,000,000	5,253,125	5,253,125	1.5%	-	Floating	19.75% (6)	2.50%	22.25%	22.8%
16	Florida	12/30/21	12/31/24	13,000,000	4,437,500	4,418,442	1.2%	-	Floating	17.75% (6)	-	17.75%	36.3%
17	Florida	1/18/22	1/31/25	15,000,000	15,000,000	14,863,333	4.2%	-	Floating	13.25% (6)	-	13.25%	14.8%
18	Ohio	2/3/22	2/28/25	11,662,050	17,155,637	17,063,431	4.8%	-	Floating	10.25% (6)	5.00%	15.25%	20.4%
19	Florida	3/11/22	8/29/25	20,000,000	20,080,084	20,031,667	5.7%	-	Fixed	11.00%	3.00%	14.00%	15.5%
20	Missouri	5/9/22	5/30/25	17,000,000	17,691,575	17,613,043	5.0%	-	Fixed	11.00%	2.00%	13.00%	14.7%
21	Illinois	7/1/22	7/29/26	9,000,000	5,353,186	5,296,309	1.5%	-	Floating	17.00% (6)	3.00%	20.00%	25.6%
23	Arizona	3/27/23	3/31/26	2,000,000	1,860,000	1,822,681	0.5%	-	Floating	16.00% (6)	-	16.00%	19.4%
24	Oregon	3/31/23	9/27/26	1,000,000	820,000	820,000	0.2%	-	Floating	19.00% (6)	-	19.00%	21.7%
25	New York	8/1/23	6/29/36	23,309,588	22,611,938	22,611,938	6.4%	-	Fixed	15.00%	-	15.00%	16.7%
26	Connecticut	8/31/23	2/27/26	5,450,000	5,450,000	5,331,996	1.5%	-	Fixed	14.00%	-	14.00%	19.1%
27	Nebraska	8/15/23	6/30/27	13,061,667	13,061,667	13,061,667	3.7%	-	Floating	17.25% (6)	-	17.25%	19.0%
28	Ohio	9/13/23	3/13/25	2,466,705	2,466,705	2,466,705	0.7%	-	Fixed	15.00%	-	15.00%	17.4%
29	Illinois	10/11/23	10/9/26	1,062,564	1,066,065	1,066,065	0.3%	-	Fixed	15.00%	-	15.00%	17.4%
30	Missouri, Arizona	12/20/23	12/31/26	15,000,000	7,500,000	7,425,814	2.1%	7,500,000	Floating	15.00%	-	15.00%	17.4%
			Subtotal	378,849,998	355,745,305	353,640,610	100.0%	7,500,000		15.3%	2.7%	17.90%	19.4%

[1] Refer to page 7 of the Company's Annual Report on Form 10-K as of and for the year ended December 31, 2023, for supplemental footnote disclosures.

Total Commitments: $378.8M

CHICAGOATLANTIC REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 11

Loan Origination Pipeline Driven by proprietary deal sourcing Total current pipeline of ~$600mm 1 ▪ Continued legalization at the state level creates a new influx of opportunities ▪ Increase in M&A activity requires additional debt financing ▪ Robust set of profitable operators and refinancing opportunities Note: (1) As of March 1 , 2024 Over 700 Qualified Deals Sourced and Reviewed $47mm 1 in Potential Fundings $42.5mm 1 Terms Issued Chicago Atlantic Real Estate Finance, Inc. | 12

$19.3 $22.5 $26.9 $32.0 $36.8 $40.0 $42.8 $10.7 $11.1 $11.6 $12.3 $12.9 $13.5 $14.1 2 0 22 2 0 23 2026 Medical Sales 2 0 27 2 0 28 2024 2025 Adult - Use Sales $30 .0 $33 .6 $38 .4 $44 .3 $49 .7 $53 .5 $56 .9 Note: (1) Source: MJBiz Factbook 2023; ($ in billions) U. S . CAN N A B I S S A L E S (1) M A RKE T DRI V E R S Compelling Market Opportunity ▪ Sales of the U.S. cannabis industry expected to rival beer ($100bn), spirits ($97bn) and wine ($62bn) by 2030 ▪ Continued legalization at state level expected to drive continued demand for capital ▪ Highly fragmented industry ripe for consolidation ▪ Wave of East Coast and Midwest Adult - Use Legalization appears imminent Chicago Atlantic Real Estate Finance, Inc. | 13 ($ in billions)

Compelling Market Opportunity

LEGISLATIVE TAILWINDS

- Continued state-level legalization, including transition from medical to adult-use cannabis.
- Adult-use sales began during the first quarter of 2023 in Missouri and Connecticut.
- Adult-use sales began in Maryland on July 1, 2023.
- Adult-use sales expected to commence in Ohio in 2024.

CURRENT LEGALIZATION[1]: 40 STATES



Legalized recreational and medical use
Legalized medical use only
No regulated use

Note:
(1) Per MJBiz Daily, as of November 2023

CHICAGOATLANTIC REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 14

Competitive Landscape

COMPETITORS: GROUPS

- Mortgage REITs
- BDCs
- Sale/ Leaseback REITs
- Cannabis-Focused Lenders
- Community Banks

COMPETITIVE ADVANTAGES

Shorter loan durations	Better diversification
Lower LTVs	Deal leads
Ability to upsize	Close relationships with management teams
We negotiate the deal	REIT shares 50% of the origination fee
Underwrite enterprise value in the borrowers	Our borrower's only source of debt

CHICAGOATLANTIC REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 15

Market Performance | Total Net Returns vs. Selected Indexes Sources: Bloomberg, S&P Global Data Repository (Indexed from December 2021) Assumes dividend re - investment 27.3% Chicago Atlantic Real Estate Finance, Inc. | 16 12.6% 9.4% 5.7% 4.0% (7.4%) (20.4%) (33.8%)

Market Performance | Price to Book Value per Share vs. Selected Peers Sources: Bloomberg, S&P Global Data Repository Chicago Atlantic Real Estate Finance, Inc. | 17

Q4 2023 Financial Overview A ppendix Chicago Atlantic Real Estate Finance, Inc. | 18

Collateral Overview[1] (as of December 31, 2023)

Loan	Investment	Location	Property Type	Principal Balance as of 12/31/2023		Implied Real Estate Collateral for REIT		Our Real Estate Collateral Coverage as of 12/31/2023
1	Senior Real Estate Corporate Loan	Multi-State	Retail/Industrial	$	29,910,000	$	5,514,857	0.2x
2	Senior Real Estate Corporate Loan	Michigan	Retail/Industrial	$	38,810,119	$	56,962,428	1.5x
3	Senior Real Estate Corporate Loan	Multi-State	Retail/Industrial	$	20,657,606	$	19,356,702	0.9x
4	Senior Real Estate Corporate Loan	Arizona	Industrial	$	15,396,370	$	23,900,000	1.6x
5	Senior Real Estate Corporate Loan	Massachusetts	Retail/Industrial	$	3,194,180	$	900,000	0.3x
6	Senior Real Estate Corporate Loan	Michigan	Retail/Industrial	$	4,264,421	$	15,850,000	3.7x
7	Senior Real Estate Corporate Loan	Multi-State	Retail/Industrial	$	20,055,454	$	41,675,040	2.1x
8	Senior Real Estate Corporate Loan	West Virginia	Retail/Industrial	$	11,663,586	$	14,255,000	1.2x
9	Senior Real Estate Corporate Loan	Pennsylvania	Retail/Industrial	$	16,402,488	$	17,000,000	1.0x
11	Senior Real Estate Corporate Loan	Maryland	Industrial	$	33,310,259	$	30,400,000	0.9x
12	Senior Real Estate Corporate Loan	Multi-State	Retail/Industrial	$	8,710,222	$	2,049,733	0.2x
13	Senior Real Estate Corporate Loan	Michigan	Retail/Industrial	$	13,392,094	$	42,064,044	3.1x
14	Senior Loan	Multi-State	None	$	5,253,125	$	-	0.0x
16	Senior Loan	Florida	None	$	4,437,500	$	-	0.0x
17	Senior Real Estate Corporate Loan	Florida	Retail/Industrial	$	15,000,000	$	32,840,000	2.2x
18	Senior Real Estate Corporate Loan	Ohio	Retail/Industrial	$	17,155,637	$	40,080,000	2.3x
19	Senior Real Estate Corporate Loan	Florida	Retail/Industrial	$	20,080,084	$	27,700,000	1.4x
20	Senior Real Estate Corporate Loan	Missouri	Retail/Industrial	$	17,691,575	$	27,400,000	1.5x
21	Senior Real Estate Corporate Loan	Illinois	Retail/Industrial	$	5,353,186	$	9,770,000	1.8x
23	Senior Real Estate Corporate Loan	Arizona	Retail/Industrial	$	1,860,000	$	3,887,500	2.1x
24	Senior Real Estate Corporate Loan	Oregon	Retail/Industrial	$	820,000	$	3,600,000	4.4x
25	Senior Delayed Draw Term Loan	New York	Retail	$	22,611,938	$	33,631,119	1.5x
26	Senior Real Estate Corporate Loan	Connecticut	Industrial	$	5,450,000	$	7,699,497	1.4x
27	Senior Real Estate Corporate Loan	Nebraska	Industrial	$	13,061,667	$	52,853,593	4.0x
28	Senior Real Estate Corporate Loan	Ohio	Retail	$	2,466,705	$	2,000,000	0.8x
29	Senior Real Estate Corporate Loan	Illinois	Retail	$	1,066,065	$	1,400,000	1.3x
30	Senior Real Estate Corporate Loan	Missouri, Arizona	Retail/Industrial	$	7,500,000	$	9,217,500	1.2x
				$	**355,745,305**	**$**	**522,007,013**	**1.5x**

[1] Refer to page 9 of the Company's Annual Report on Form 10-K as of and for the year ended December 31, 2023, for supplemental footnote disclosures.

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 19

Balance Sheet Chicago Atlantic Real Estate Finance, Inc. | 20 December 31, 2022 December 31, 2023 Assets 339,273,538 $ 337,238,122 $ Loans held for investment - 16 , 402 , 488 Loan held for investment – related party (Note 7) 339,273,538 353,640,610 Loans held for investment at carrying value ( 3 , 940 , 939) ( 4 , 972 , 647) Current expected credit loss reserve 335,332,599 348,667,963 Loans held for investment at carrying value, net 5,715,827 7,898,040 Cash and cash equivalents - 842,269 Debt securities, at fair value 1,204,412 1,004,140 Interest receivable 1,018,212 705,960 Other receivables and assets, net - 107 , 225 Related party receivables 343 , 271 , 050 $ 359 , 225 , 597 $ Total Assets Liabilities 58,000,000 $ 66,000,000 $ Revolving loan 13,618,591 13,866,656 Dividend payable 3,295,600 3,243,775 Management and incentive fees payable 1,397,515 2,051,531 Related party payables 1,058,128 1,135,355 Accounts payable and other liabilities 1 , 868 , 193 1 , 074 , 889 Interest reserve 79 , 238 , 027 87 , 372 , 206 Total Liabilities Commitments and contingencies (Note 8) Stockholders' equity 176,859 181,972 Common stock, par value $0.01 per share, 100,000,000 shares authorized and 18,197,192 and 17,658,952 shares issued and outstanding, respectively 268,995,848 277,483,092 Additional paid - in - capital ( 5 , 139 , 684) ( 5 , 811 , 673) Accumulated earnings (deficit) 264 , 033 , 023 271 , 853 , 391 Total stockholders' equity 343 , 271 , 050 $ 359 , 225 , 597 $ Total liabilities and stockholders' equity

Statement of Operations Chicago Atlantic Real Estate Finance, Inc. | 21 Year ended December 31, 2022 Year ended December 31, 2023 Three months ended September 30, 2023 (unaudited) Three months ended December 31, 2023 (unaudited) Revenues 51,471,766 62,900,004 15,183,450 $ 16,530,028 $ Interest income (2,614,138) (5,752,908) (1,449,143) (1 , 6 90,543) Interest expense 48,857,628 57,147,096 13,734,307 14,839,485 Net interest income Expenses 6,562,087 8,782,834 1,601,387 3,243,775 Management and incentive fees, net 3,528,322 5,260,287 1,251,307 1,426,554 General and administrative expense 2,151,714 2,153,999 491,107 555,623 Professional fees 435,623 1,479,736 540,426 537,131 Stock based compensation 3,887,405 940,385 (41,351) (25 3 , 4 9 5) (Reversal)/provision for current expected credit losses 16,565,151 18,617,241 3,842,876 5,509,588 Total expenses - 75,604 85,567 (37,163) Change in unrealized gain on debt securities, at fair value - 104,789 - 10 4 , 7 8 9 Realized gain on debt securities, at fair value 32,292,477 38,710,248 9,976,998 9,397,523 Net Income before income taxes - - - - Income tax expense 32,292,477 38,710,248 9,976,998 $ 9 , 3 97,523 $ Net Income Earnings per common share: 1.83 $ 2.14 $ 0.55 $ 0.52 $ Basic earnings per common share (in dollars per share) 1.82 $ 2.11 $ 0.54 $ 0.51 $ Diluted earnings per common share (in dollars per share) Weighted average number of common shares outstanding: 17,653,765 18,085,088 18,175,467 18,182,403 Basic weighted average shares of common stock outstanding (in shares) 17,746,214 18,343,725 18,562,930 18,564,530 Diluted weighted average shares of common stock outstanding (in shares)

Reconciliation of Distributable Earnings and Adjusted Distributable Earnings to GAAP Net Income Chicago Atlantic Real Estate Finance, Inc. | 22 Three Months ended September 30, 2023 (unaudited) Three Months ended December 31, 2023 (unaudited) 9,976,998 $ 9,397,523 $ Net Income Adjustments to net income 540,426 537,131 Non - cash equity compensation expense 146,676 145,128 Depreciation and amortization (41,351) (253,495) (Reversal)/provision for current expected credit losses (85,567) 37,163 Change in unrealized gain on debt securities, at fair value - (10 4 , 7 8 9) Realized gain on debt securities, at fair value 10,537,182 $ 9,758,661 $ Distributable Earnings - - Adjustments to Distributable Earnings 10,537,182 $ 9,758,661 $ Adjusted Distributable Earnings 18,175,467 18,182,403 Basic weighted average shares of common stock outstanding (in shares) 0.58 $ 0.54 $ Adjusted Distributable Basic Earnings per Weighted Average Share 18,562,930 18,564,530 Diluted weighted average shares of common stock outstanding (in shares) 0.57 $ 0.53 $ Adjusted Distributable Diluted Earnings per Weighted Average Share

1.5% Annual Base Management Fee (on Equity) 50.0% Origination Fees (Rebated to REIT) Incentive Compensation Terms: 20.0% Incentive Fees (of Core Earnings) 8.0% Hurdle Amount (on Avg. Equity); No Catch - up Provision Chicago Atlantic Real Estate Finance, Inc. | 23 External Manager ▪ Externally - managed by Chicago Atlantic REIT Manager, LLC, a subsidiary of Chicago Atlantic Group, LLC ▪ John Mazarakis (Executive Chairman), Tony Cappell (Co - CEO) and Andreas Bodmeier (President & CIO) control and beneficially own the Manager ▪ The Manager is comprised of an experienced team of investment professionals, who currently manage several externally - managed vehicles with over $ 800 mm in additional assets – Synergies from over 70 professionals, spanning real estate credit, asset - based lending and real estate private equity, as well as robust accounting and compliance functions Management Agreement Overview Management Agreement and Equity Incentive Plan ▪ Initial term of three years ▪ Following the initial term, the agreement automatically renews every year for an additional one - year period, unless Chicago Atlantic or the Manager elects not to renew ▪ Shareholder - friendly management agreement: ▪ 8.5% equity incentive plan: – 0.5 % granted at completion of IPO – 8% granted at discretion of Board based on Company performance after IPO M AN AG EM E N T F EES